BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock Short-Term Municipal Fund

(the “Fund”)

Supplement dated August 21, 2019 to the Summary Prospectuses and Prospectuses of the Fund

dated October 26, 2018, as supplemented to date

Effective September 3, 2019, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Short-Term Municipal Fund — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Short-Term Municipal Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Kevin A. Schiatta, CFA	2016	Director of BlackRock, Inc.
Kristi Manidis	2019	Director of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Funds — How Each Fund Invests — Short-Term Fund — About the Portfolio Management of the Short-Term Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE SHORT-TERM FUND
The Fund is managed by a team of financial professionals. Kevin Schiatta and Kristi Manidis are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Funds — Portfolio Manager Information — Short-Term Fund” is deleted in its entirety and replaced with the following:

Short-Term Fund

The Fund is managed by a team of financial professionals. Kevin Schiatta and Kristi Manidis are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Kevin A. Schiatta, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Director of BlackRock, Inc. since 2006.
Kristi Manidis	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2006 to 2010.

Shareholders should retain this Supplement for future reference.

PR2-MBFST-0819SUP